SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 9, 2006
Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

400 Mystic Avenue	02155
Medford, MA	(Zip Code)
(Address of principal executive offices)
(781) 391-4000
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated February 7, 2006

Item 8.01 Other Events
On February 7, 2006, Century Bank and Trust Company( “Century”) , issued a press release announcing that it has renewed its contract with NOVA Information Systems a wholly owned subsidiary of U.S. Bancorp, and has also sold its rights to future royalty payments for a portion of its Merchant Credit Card customer base for $600,000. The press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

99.1	Century Bancorp, Inc. press release dated February 7, 2006.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ Paul V. Cusick, Jr.

Paul V. Cusick, Jr. Vice President and Treasurer
Dated: February 9, 2006